SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

The Group has evaluated subsequent events to the balance sheet date of December 31, 2022 through April 27, 2023, the date of issuance of the consolidated financial statements, there were no other subsequent events occurred that would require recognition or disclosure in the Group’s consolidated financial statements except for the below.

On February 28, 2023, the Company consummated a private placement of ordinary shares and accompanying warrants to an institutional investor, and issued 5,000,000 ordinary shares of the Company and accompanying warrant to purchase up to 2,000,000 ordinary shares of the Company, generating total proceeds of US$ 2.0 million. The warrant is exercisable upon issuance and has a three-year term from the exercise date. The exercise price of the warrant is US$ 0.80 per share. As of the date of this report, the warrant has not been issued.

On January 19, 2023, The New England Commission of Higher Education (“NECHE”) has informed Bay State College of its intention to withdraw Bay State College’s accreditation as of August 31, 2023. The determination was based on NECHE’s opinion that the College could not come into compliance with Institutional Resources (Accreditation Standard 7) within three years. The decision has no bearing on the quality of the Bay State College’s educational program or outcomes. On March 20, 2023, the appeal panel of NECHE has affirmed NECHE’s decision to withdraw. Without NECHE accreditation, Bay State College will not be able to disburse Title IV funding to its students for classes after August 2023, and will not be able to disburse VA funding to its students for classes after Spring semester ends.

The Company’s plan is to keep its nursing teaching staff and teaching equipment, and to partner with hospitals in creating training institutions that provide pre-service education for nursing staff.